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                                                                   Exhibit 23(a)



                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 14, 2003, with respect to the consolidated financial statements and schedules of John Hancock Life Insurance Company, included in Amendment No. 3 to the Registration Statement (Form S-1, No. 333-45862) and related prospectus dated May 1, 2003.


                                                   /s/ ERNST & YOUNG LLP

Boston, Massachusetts
April 25, 2003